EXHIBIT 10.38
[INITIAL] [ANNUAL] GRANT

VALENCE TECHNOLOGY, INC.

NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
AUTOMATIC STOCK OPTION

Notice is hereby given of the following option grant (the “Option”) to purchase shares (the “Option Shares”) of the Common Stock of Valence Technology, Inc., a Delaware corporation (the “Company”):

Optionee: ____________

Grant Date: ___________

Vesting Commencement Date:

Exercise Price: $________________ per share

Number of Option Shares: [100,000] [50,000] shares of Common Stock

Expiration Date: _______

Type of Option: ________________ Non-Qualified Stock Option

Vesting Schedule; Date Exercisable:  The Option shall become vested and exercisable for [insert vesting schedule]. In no event shall the Option vest or become exercisable for any additional Option Shares after Optionee ceases to be a Non-Employee Director.

Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Valence Technology, Inc. 2009 Equity Incentive Plan (the “Plan”).  Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.  Optionee hereby acknowledges receipt of a copy of the prospectus for the Plan in the form attached hereto as Exhibit B.  A copy of the Plan is available upon request made to the corporate secretary at the Company’s principal offices.

No Impairment of Rights.  Nothing in this Notice or in the attached Automatic Stock Option Agreement or Plan shall interfere with or otherwise restrict in any way the rights of the Company or the Company’s stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

Definitions.  All capitalized terms in this Notice shall have the meaning assigned to them in this Notice, in the attached Automatic Stock Option Agreement or in the Plan.

EXHIBIT 10.38

VALENCE TECHNOLOGY, INC.

By:

Title:

Address:

OPTIONEE

Signature:

Print Name:

Address:

Attachments:
Exhibit A – Automatic Stock Option Agreement
Exhibit B – Prospectus

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EXHIBIT 10.38

EXHIBIT A

AUTOMATIC STOCK OPTION AGREEMENT

EXHIBIT 10.38

VALENCE TECHNOLOGY, INC.

AUTOMATIC STOCK OPTION AGREEMENT

RECITALS

A.           The Board has adopted the 2009 Equity Incentive Plan (the “Plan”) for the purpose of retaining the services of selected Employees, non-employee members of the Board or the board of directors of any Affiliate and consultants and other independent advisors in the service of the Company (or any Affiliate).

B.           Optionee is an eligible non-employee Board member, and this Agreement is executed pursuant to, and is intended to carry out the purposes of, the Plan in connection with the Company’s automatic grant of an option to purchase shares of the Company’s Common Stock under the Plan.

C.           The granted option is intended to be a non-statutory option which does not meet the requirements of Section 422 of the Internal Revenue Code.

D.           All capitalized terms in this Agreement not defined herein shall have the meaning assigned to them in the Grant Notice (as defined below) or in the Plan.

NOW, THEREFORE, it is hereby agreed as follows:

1.           Grant of Option.  The Company hereby grants to Optionee, as of the Grant Date as specified in the Notice of Grant of Stock Option accompanying this Agreement, pursuant to which Optionee has been informed of the basic terms of the option evidenced hereby (the “Grant Notice”), an option to purchase up to the number of Option Shares specified in the Grant Notice.  The Option Shares shall be purchasable from time to time during the option term specified in Paragraph 2 at the Exercise Price.

2.           Option Term.  This option shall have a term of ten (10) years measured from the Grant Date and shall accordingly expire at the close of business on the date on which the option expires as specified in the Grant Notice (the “Expiration Date”), unless sooner terminated in accordance with Paragraph 5 or 6.

3.           Limited Transferability.

(a)           Except as set forth in paragraph 3(b) below, this option shall be neither transferable nor assignable by Optionee other than by will or the laws of inheritance following Optionee’s death and may be exercised, during Optionee’s lifetime, only by Optionee.  However, Optionee may designate one or more persons as the beneficiary or beneficiaries of this option, and this option shall, in accordance with such designation, automatically be transferred to such beneficiary or beneficiaries upon the Optionee’s death while holding this option.  Such beneficiary or beneficiaries shall take the transferred option subject to all the terms and conditions of this Agreement, including (without limitation) the limited time period during which this option may, pursuant to Paragraph 5, be exercised following Optionee’s death.

Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

(b)           Because this option is designated a Non-Qualified Option in the Grant Notice, this option may be assigned in whole or in part during Optionee’s lifetime to one or more of Optionee’s Family Members or to a trust established for the exclusive benefit of Optionee and/or one or more such Family Members, to the extent such assignment is in connection with the Optionee’s estate plan or pursuant to a domestic relations order.  The assigned portion shall be exercisable only by the person or persons who acquire a proprietary interest in the option pursuant to such assignment.  The terms applicable to the assigned portion shall be the same as those in effect for this option immediately prior to such assignment.  “Family Member” means, with respect to a particular Optionee, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law.

4.           Dates of Exercise.  This option shall become exercisable for the Option Shares in one or more installments as specified in the Grant Notice.  As the option becomes exercisable for such installments, those installments shall accumulate, and the option shall remain exercisable for the accumulated installments until the Expiration Date or sooner termination of the option term under Paragraph 5 or 6.

5.           Cessation of Service.  The option term specified in Paragraph 2 shall terminate (and this option shall cease to be outstanding) prior to the Expiration Date should any of the following provisions become applicable:

(a)           Should Optionee cease to remain in service for any reason (other than death or Disability) while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this option, but in no event shall this option be exercisable at any time after the Expiration Date.

(b)           Should Optionee die while this option is outstanding, then the personal representative of Optionee’s estate or the person or persons to whom the option is transferred pursuant to Optionee’s will or the laws of inheritance following Optionee’s death or, if applicable, the person to whom the option is transferred during Optionee’s lifetime pursuant to a permitted transfer under Paragraph 3 shall have the right to exercise this option.  However, if Optionee dies while holding this option and has an effective beneficiary designation in effect for this option at the time of his or her death, then the designated beneficiary or beneficiaries shall have the exclusive right to exercise this option following Optionee’s death.  Any such right to exercise this option shall lapse, and this option shall cease to be outstanding, upon the earlier of (i) the expiration of the twelve (12)-month period measured from the date of Optionee’s death; or (ii) the Expiration Date.

(c)           Should Optionee cease service by reason of Disability while this option is outstanding, then Optionee (or any person or persons to whom this option is transferred pursuant to a permitted transfer under Paragraph 3) shall have a period of twelve (12) months (commencing with the date of such cessation of service) during which to exercise this option.  In no event shall this option be exercisable at any time after the Expiration Date.

Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

(d)           During the limited period of post-service exercisability, this option may not be exercised in the aggregate for more than the number of Option Shares for which this option is exercisable pursuant to the exercise schedule specified in the Grant Notice.  The option shall not become exercisable for any additional Option Shares following Optionee’s cessation of service, except to the extent (if any) specifically authorized by the Plan Administrator pursuant to an express written agreement with Optionee.  Upon the expiration of such limited exercise period or (if earlier) upon the Expiration Date, this option shall terminate and cease to be outstanding for any vested Option Shares for which the option has not been exercised.

6.           Change of Control.

(a)           In the event of a Change of Control, any unexercisable or unvested portions of outstanding Non-Employee Director Options held by Non-Employee Directors whose Service has not terminated prior to such date shall be immediately exercisable and vested in full as of the date ten (10) days prior to the date of the Change of Control.  The exercise or vesting of any Non-Employee Director Option and any shares acquired upon the exercise thereof that was permissible solely by reason of Section 4.4 of the Plan shall be conditioned upon the consummation of the Change of Control.  In addition, the Acquiring Corporation may either assume the Company’s rights and obligations under outstanding Non-Employee Director Options or substitute for outstanding Options substantially equivalent options for the Acquiring Corporation’s stock.  Any Non-Employee Director Options which are neither assumed nor substituted for by the Acquiring Corporation in connection with the Change of Control nor exercised as of the date of the Change of Control shall terminate and cease to be outstanding effective as of the date of the Change of Control.  Notwithstanding the foregoing, if the corporation the stock of which is subject to the outstanding Non-Employee Director Options immediately prior to an event constituting a Change of Control is the surviving or continuing corporation and immediately after such event less than fifty percent (50%) of the total combined voting power of its voting stock is held by another corporation or by other corporations that are members of an affiliated group within the meaning of Section 1504(a) of the Code without regard to the provisions of Section 1504(b) of the Code, the outstanding Non-Employee Director Options shall not terminate.

(b)           In the event a Hostile Take-Over occurs during Optionee’s period of service, vesting of this option, to the extent not otherwise fully vested, shall automatically accelerate so that this option shall, immediately prior to the effective date of the Hostile Take-Over, become exercisable for any or all of the Option Shares at the time subject to this option as fully-vested shares of Common Stock.  This option shall remain exercisable until the expiration or sooner termination of the option term.

(c)           In the event of a Change of Control, as more fully set forth in the Plan, the Board shall have the right for a forty-five (45) day period immediately following the date that the Change of Control is deemed to have occurred to require all, but not less than all, Participants to transfer and deliver to the Company all Awards previously granted to the Participants in exchange for an amount equal to the Cash Value (defined below) of the Awards.  Such right shall be exercised by written notice to all Participants.  For purposes of this Paragraph 6(c), the “Cash Value” of an Award shall equal the sum of (i) the cash value of all benefits to which the Participant would be entitled upon settlement or exercise of any Award which is not an Option or Restricted Stock and (ii) (A) in the case of any Award that is an Option, the excess of the FMV Per Share over the option exercise price or (B) in the case of an Award that is Restricted Stock the FMV Per Share of Restricted Stock, multiplied by the number of shares subject to such Award.

Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

(d)           This Agreement shall not in any way affect the right of the Company to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

7.           Adjustment in Option Shares.  In the event of any of the following transactions affecting the outstanding Common Stock as a class without the Company’s receipt of consideration: any stock split, stock dividend, spin-off transaction, extraordinary distribution (whether in cash, securities or other property), recapitalization, combination of shares, exchange of shares or other similar transaction affecting the Common Stock without the Company’s receipt of consideration, then equitable adjustments shall be made to (i) the total number and/or class of securities subject to this option; and (ii) the Exercise Price.  The adjustments shall be made by the Plan Administrator in such manner as the Plan Administrator deems appropriate in order to reflect such change and thereby preclude a dilution or enlargement of benefits hereunder.

8.           Stockholder Rights.  The holder of this option shall not have any stockholder rights with respect to the Option Shares until such person shall have exercised the option, paid the Exercise Price and become the record holder of the purchased shares.

9.           Manner of Exercising Option.

(a)           In order to exercise this option with respect to all or any part of the Option Shares for which this option is at the time exercisable, Optionee (or any other person or persons exercising the option) must take the following actions:

(i)           Pay the aggregate Exercise Price for the purchased shares and all applicable income and employment taxes required (if any) to be withheld by the Company by reason of such exercise in one or more of the following forms as approved by the Plan Administrator:

(A)           cash or certified check made payable to the Company; or

(B)           a promissory note payable to the Company, but only to the extent authorized by the Plan Administrator in accordance with Paragraph 13; or

(C)           in shares of Common Stock valued at Fair Market Value on the date on which the options shall have been exercised in accordance with this Paragraph 9 (the “Exercise Date”) and held by Optionee (or any other person or persons exercising the option) for more than six months or, in the Company’s sole discretion, the period (if any) necessary to avoid a charge to the Company’s earnings for financial reporting purposes; or

Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

(D)           through a special sale and remittance procedure pursuant to which Optionee (or any other person or persons exercising the option) shall concurrently provide irrevocable instructions (a) to a brokerage firm (reasonably satisfactory to the Company for purposes of administering such procedure in compliance with any applicable pre-clearance or pre-notification requirements) to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable income and employment taxes required to be withheld by the Company by reason of such exercise and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm on such settlement date in order to complete the sale.

(ii)           Furnish to the Company appropriate documentation that the person or persons exercising the option (if other than Optionee) have the right to exercise this option.  Reference is made to Exhibit I, Notice of Exercise, which in the absence of other instruction from the Company Optionee shall submit to the Secretary of the Company in connection with any exercise of an option governed hereby.

(iii)           Execute and deliver to the Company such written representations as may be requested by the Company in order for it to comply with the applicable requirements of applicable securities laws.

(iv)           Make appropriate arrangements with the Company (or Affiliate employing or retaining Optionee) for the satisfaction of all applicable income and employment tax withholding requirements (if any) applicable to the option exercise.

(b)           As soon as practical after the Exercise Date, the Company shall issue to or on behalf of Optionee (or any other person or persons exercising this option) a certificate for the purchased Option Shares, with the appropriate legends affixed thereto.

(c)           In no event may this option be exercised for any fractional shares.

10.           Compliance with Laws and Regulations.

(a)           The exercise of this option and the issuance of the Option Shares upon such exercise shall be subject to compliance by the Company and Optionee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq Capital Market, if applicable) on which the Common Stock may be listed for trading at the time of such exercise and issuance.

(b)           The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained.  The Company, however, shall use its best efforts to obtain all such approvals.

11.           Successors and Assigns.  Except to the extent otherwise provided in Paragraphs 3 and 5, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the Company and its successors and assigns and Optionee, Optionee’s assigns and the legal representatives, heirs and legatees of Optionee’s estate.

Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

12.           Notices.  Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company at its principal corporate offices.  Any notice required to be given or delivered to Optionee shall be in writing and addressed to Optionee at the address indicated below Optionee’s signature line on the Grant Notice.  All notices shall be deemed effective upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

Optionee generally consents to the delivery of any notice by electronic transmission (“Electronic Notice”) at the electronic mail address or the facsimile number as set forth in the books of the Company.  To the extent that any notice given via electronic transmission is returned or undeliverable for any reason, the foregoing consent shall be deemed to have been revoked until a new or corrected electronic mail address has been provided, and such attempted Electronic Notice shall be ineffective and deemed to not have been given.  Optionee agrees to promptly notify the Company of any change in Optionee’s electronic mail address, but failure to do so shall not affect the foregoing.

13.           Financing.  The Plan Administrator may, in its absolute discretion and without any obligation to do so, permit Optionee to pay the Exercise Price for the purchased Option Shares by delivering a full-recourse promissory note bearing interest at a market rate and secured by those Option Shares.  The payment schedule in effect for any such promissory note shall be established by the Plan Administrator in its sole discretion.

14.           Construction.  This Agreement and the option evidenced hereby are made and granted pursuant to the Plan and are in all respects limited by and subject to the terms of the Plan.  All decisions of the Plan Administrator with respect to any question or issue arising under the Plan or this Agreement shall be conclusive and binding on all persons having an interest in this option.

15.           Governing Law.  The interpretation, performance and enforcement of this Agreement shall be governed by the laws of the State of Texas without resort to that state’s conflict-of-laws rules.

16.           Stockholder Approval.  If the Option Shares covered by this Agreement exceed, as of the Grant Date, the number of shares of Common Stock which may be issued under the Plan as last approved by the stockholders, then this option shall be void with respect to such excess shares, unless stockholder approval of an amendment sufficiently increasing the number of shares of Common Stock issuable under the Plan is obtained in accordance with the provisions of the Plan.

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Exhibit A to Notice of Grant of Non-Employee Director Automatic Stock Option

EXHIBIT 10.38

EXHIBIT I

NOTICE OF EXERCISE

I hereby notify Valence Technology, Inc. (the “Company”) that I elect to purchase __________ shares of the Company’s Common Stock (the “Purchased Shares”) at the option exercise price of $__________ per share (the “Exercise Price”) pursuant to that certain option (the “Option”) granted to me pursuant to the automatic option grant program under the Company’s 2009 Equity Incentive Plan on __________, 20___.

Concurrently with the delivery of this Exercise Notice to the Secretary of the Company, I shall hereby pay to the Company the Exercise Price for the Purchased Shares in such manner and form as approved by the Company and in accordance with the provisions of my agreement with the Company evidencing the Option and shall deliver whatever additional documents may be required by such agreement as a condition for exercise.  Alternatively, I may utilize the special broker-dealer sale and remittance procedure specified in my agreement to effect payment of the Exercise Price for any Purchased Shares in which I am vested at the time of exercise.

Date

Optionee

Address:

Print name in exact manner it is to appear on the stock certificate:

Address to which certificate is to be sent, if different from address above:

Social Security Number:

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Exhibit I to Stock Option Agreement

EXHIBIT 10.38

EXHIBIT B

PROSPECTUS